THE INCOME FUND OF AMERICA, INC.

                                    Part B
                     Statement of Additional Information
                              DECEMBER 1, 1996
                        (as amended June 2, 1997)

 This document is not a prospectus but should be read in conjunction with the current Prospectus of The Income Fund of America, Inc. (the fund or IFA) dated December 1, 1996. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                     THE INCOME FUND OF AMERICA, INC.
                           ATTENTION:  SECRETARY
                         ONE MARKET, STEUART TOWER
                               P.O. BOX 7650
                          SAN FRANCISCO, CA  94120
                         TELEPHONE:  (415) 421-9360

 The fund has two forms of prospectuses. Each reference to the prospectus in this statement of additional information includes both of the fund's Prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                            Table of Contents
Item                                                           Page No.

Description of Certain Securities                              1
Certain Risk Factors Relating to Below Investment Grade Bonds   4
Fundamental Policies and Investment Restrictions               5
Fund Officers and Directors                                    7
Management                                                     11
Dividends, Distributions and Federal Taxes                     13
Purchase of Shares                                             16
Redeeming Shares                                               22
Shareholder Account Services and Privileges                    23
Execution of Portfolio Transactions                            25
General Information                                            25
Investment Results                                             27
Description of Bond Ratings                                    32
Financial Statements                                           Attached

                       DESCRIPTION OF CERTAIN SECURITIES

 CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity which may be direct obligations of corporations or governmental bodies or obligations of special purpose issuers which represent an interest in a pool of financial assets), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

 U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

 Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - Certificates issued by the Government National Mortgage Association (GNMA) are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

 Principal is paid back monthly by the borrower over the term of the loan. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

 FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - Federal National Mortgage Association (FNMA), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government.

 Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government.

 As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

 OTHER MORTGAGE-RELATED SECURITIES - The fund may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) (CMOs) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different effective maturity, bear a different coupon, and have a different priority in receiving payments. All principal payments, both regular principal payments as well as any prepayment of principal, are passed through to the holders of the various CMO classes dependent on the characteristics of each class. In some cases, all payments are passed through first to the holders of the class with the shortest stated maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. In other cases, payments are passed through to holders of whichever class first has the shortest effective maturity at the time payments are made. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class. The impact of an acceleration in prepayments affects the expected life of each class differently depending on the unique characteristics of that class. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes would be more affected by an acceleration (or slowing) in the rate of prepayments than CMOs which share principal and interest proportionally.

 Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

    REINSURANCE RELATED NOTES AND BONDS - The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, the reinsurance company would not be required to repay all or a portion of the principal value of the notes or bonds if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

 INVERSE FLOATING RATE NOTES - The fund may invest to a very limited extent (no more than 11/2% of its assets) in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in the instruments' interest rates. Therefore, these securities have a greater degree of volatility than other types of interest-bearing securities.

 WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL TRANSACTIONS" - The fund may purchase securities on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis and enter into firm commitment agreements. These are trading practices in which payment and delivery for the securities take place at a future date. The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. When the fund sells such securities, it does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for securities, the fund could miss a favorable price or yield opportunity, or could experience a loss. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

 The fund will identify liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The fund also may enter into "roll" transactions, which consist of the sale of securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

 CURRENCY TRANSACTIONS - The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. The fund purchases or sells currency in connection with settling transactions involving securities denominated in currencies other than the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. For example, the fund might sell a currency on a forward basis to hedge against an anticipated decline in the currency in which a portfolio security is denominated. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency.

         CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS

 Certain risk factors relating to investing in below investment grade securities ("high-yield, high-risk bonds") are discussed below.

 SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

 PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

 LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 The fund may invest no more than 20% of its total assets in securities rated BB and Ba or below (or unrated but considered of similar quality). The 20% limit shall not apply to debt securities that have equity conversion or purchase rights. In addition, the fund has no current intention of holding more than 25% of its total assets in high-yield, high-risk bonds, INCLUDING those that have equity conversion or purchase rights.

 The fund's investment adviser, Capital Research and Management Company, attempts to reduce the fund's risks through diversification of the portfolio by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so. The fund's investment policy with respect to investing in high-yield, high-risk securities is a "non-fundamental" policy and thus may be changed by the board of directors at any time.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.

The fund may not:

 1. Act as underwriter of securities issued by other persons.

 2. Invest more than 10% of the value of its total assets in securities that are illiquid.

 3. Borrow amounts in excess of 5% of its gross assets taken at cost or market value, whichever is lower, determined at the time of borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes; or pledge, mortgage, or hypothecate its assets taken at market value to any extent greater than 15% of its gross assets taken at cost or market value, whichever is lower, at the time of such action.

 4. Purchase real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or purchase oil, gas, or other mineral leases.

 5. Purchase or deal in commodities or commodity contracts.

 6. Make loans to other persons, except by making time or demand deposits with banks or by purchasing a portion of an issue (not prohibited by any investment restriction set forth herein) of bonds, debentures, commercial paper or other debt securities at original issue or otherwise.

 7. Purchase securities of any company for the purpose of exercising control or management.

 8. Purchase securities of any other managed investment company.

 9. Purchase any securities on "margin", except that it may obtain such short-term credit as may be necessary for the clearance of purchases of securities.

 10. Sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

 11. Purchase or sell puts, calls, straddles, or spreads, but this restriction shall not prevent the purchase or sale of rights represented by warrants or convertible securities.

 12. Purchase any securities of any issuer, except the U.S. Government (or its instrumentalities), if immediately after and as a result of such investment (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund, or (2) the fund shall own more than 10% of the outstanding voting securities of such issuer, provided that this restriction shall apply only as to 75% of the fund's total assets.

 13. Purchase any securities (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such purchase 25% or more of the market value of the total assets of the fund would be invested in securities of companies in any one industry.

 14. Purchase securities of companies (other than real estate investment trusts) which, with their predecessors, have a record of less than three years' continuous operations, if such purchase would cause more than 5% of the fund's total assets to be invested in the securities of such companies.

 For purposes of Investment Restriction #2, restricted securities are treated as illiquid by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors. Notwithstanding Investment Restriction #8, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

 The fund has also agreed that it will not purchase any warrants if immediately after and as a result of such purchase more than 5% of the market value of the total assets of the fund would be invested in such warrants, with no more than 2% being unlisted on the New York or American Stock Exchanges. These are not fundamental policies of the fund and may be changed without shareholder approval.

                          FUND OFFICERS AND DIRECTORS

   DIRECTORS AND DIRECTOR COMPENSATION

NAME, ADDRESS  POSITION   PRINCIPAL OCCUPATION(S) DURING  AGGREGATE COMPENSATION    TOTAL COMPENSATION FROM  TOTAL NUMBER
AND AGE        WITH       PAST 5 YEARS (POSITIONS WITHIN  (INCLUDING VOLUNTARILY    ALL FUNDS MANAGED BY     OF FUND BOARDS
               REGISTRANT THE ORGANIZATIONS LISTED MAY    DEFERRED                  CAPITAL RESEARCH AND     ON WHICH
                          HAVE CHANGED DURING THIS        COMPENSATION/1/)          MANAGEMENT COMPANY       DIRECTOR SERVES/3/
                          PERIOD)                         FROM THE FUND             FOR THE YEAR ENDED
                                                          DURING FISCAL YEAR ENDED  7/31/96/2/
                                                          7/31/96

Robert A. Fox           Director     President and Chief Executive          $ 17,000/4/           $ 80,550/4/           5
P.O. Box 457                         Officer,
1000 Davis Street                    Foster Farms; former President,
Livingston, CA 95334                 Revlon International
Age: 59

Roberta L. Hazard       Director     Consultant; Rear Admiral, United       $ 17,000              $ 42,650              3
1419 Audmar Drive                    States Navy (Retired)
McLean, VA 22101
Age: 61

Leonade D. Jones        Director     Former Treasurer, The Washington       $ 16,400/4/           $ 69,100/4/           5
1536 Los Montes Drive                Post Company
Burlingame, CA 94010
Age: 49

John G. McDonald        Director     The IBJ Professor of Finance,          $ 17,900/4/           $ 138,950/4/          7
Stanford University                  Graduate School of Business,
Stanford, CA 94305                   Stanford University
Age: 59

+James W. Ratzlaff      Director     Senior Partner, The Capital Group      None/5/               None/5/               8
P.O. Box 7650                        Partners L.P.
San Francisco, CA 94120
Age: 60

Henry E. Riggs          Director     President, Graduate Institute of       $ 17,900/4/           $ 71,750/4/           5
1263 North Dartmouth                 Applied Life Sciences at Claremont;
Claremont, CA 91711                  former President and Professor of
Age: 61                              Engineering, Harvey Mudd College


+Walter P. Stern        Chairman of  Chairman, Capital Group                None/5/               None/5/               8
630 Fifth Avenue        the Board    International, Inc.; Vice Chairman,
New York, NY 10111                   Capital Research International;
Age: 68                              Chairman, Capital International, Inc.;
                                     Director, Temple-Inland Inc. (forest
                                     products)

Patricia K. Woolf       Director     Private investor; Lecturer,            $ 17,300              $ 70,500              5
506 Quaker Road                      Department of Molecular Biology,
Princeton, NJ 08540                  Princeton University
Age: 62




+ "Interested persons" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.


/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating directors are as follows: Robert A. Fox ($86,692), Leonade D. Jones ($27,833), John G. McDonald ($45,767) and Henry E. Riggs ($52,352). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the director.

/5/ James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                                   OFFICERS
         (with their principal occupations for the past five years)#

Walter P. Stern, Chairman of the Board.

 Fund officers whose other positions are not described above are:

Stephen E. Bepler, Senior Vice President /2/; Senior Vice President and Director, Capital Research Company.

Abner D. Goldstine, Senior Vice President /3/; Senior Vice President and Director, Capital Research and Management Company.

Paul G. Haaga, Jr., Senior Vice President, 333 South Hope Street, Los Angeles, CA 90071; Executive Vice President and Director, Capital Research and Management Company; Director, American Funds Service Company.

Richard T. Schotte, Senior Vice President /3/; Senior Vice President, Capital Research and Management Company.

Janet A. McKinley, President /2/; Senior Vice President, Capital Research
Company.

Dina N. Perry, Vice President, 3000 K Street, N.W., Washington, D.C. 20007; Vice President, Capital Research and Management Company.

John H. Smet, Vice President /3/; Vice President, Capital Research and Management Company.

Patrick F. Quan, Secretary /1/; Vice President - Fund Business Management Group, Capital Research and Management Company.

Mary C. Hall, Treasurer /4/; Senior Vice President - Fund Business Management Group, Capital Research and Management Company.

R. Marcia Gould, Assistant Treasurer /4/; Vice President - Fund Business Management Group, Capital Research and Management Company.

/1/  Address is P.O. Box 7650, San Francisco, CA 94120.

/2/  Address is 630 Fifth Avenue, New York, NY 10111.

/3/  Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

/4/  Address is 135 South State College Boulevard, Brea, CA 92821.

# Positions within the organizations listed may have changed during this period.

 All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $12,000 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors who are not affiliated with the Investment Adviser. As of July 31, 1996 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for managing more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated January 1, 1994, and approved by the shareholders on December 14, 1993, was amended by the Board of Directors on April 1, 1996. The Agreement shall be in effect until the close of business on November 30, 1997 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses for the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.24% on the first $1 billion of the fund's net assets, 0.20% on net assets in excess of $1 billion but not exceeding $2 billion, 0.18% on net assets in excess of $2 billion but not exceeding $3 billion, 0.165% on net assets in excess of $3 billion but not exceeding $5 billion, 0.155% on net assets in excess of $5 billion but not exceeding $8 billion, 0.15% on net assets in excess of $8 billion but not exceeding $13 billion, and 0.147% on net assets in excess of $13 billion, plus 2.25% of the fund's gross investment income for the preceding month. Assuming net assets of $14 billion and gross investment income levels of 3%, 4%, 5%, 6%, 7% and 8%, management fees would be 0.23%, 0.26%, 0.28%, 0.30%,
0.32% and 0.35% of net assets, respectively.

 The Agreement provides for a management fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 For the fiscal year ended July 31, 1996, the Investment Adviser received $22,874,000 for the basic management fee (based on a percentage of the net assets of the fund as expressed above) plus $19,191,000 (based on a percentage of the fund's gross income as expressed above), for a total fee of $42,065,000. For the fiscal years ended July 31, 1995 and 1994, management fees paid by the fund amounted to $35,698,000 and $32,273,000, respectively.

 PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act, The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended July 31, 1996 amounted to $11,114,000 after allowance of $56,184,000 to dealers. During the fiscal years ended 1995 and 1994, the Principal Underwriter received $7,246,000 and $15,331,000, after allowance of $36,662,000 and $79,611,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended July 31, 1996, the fund paid or accrued $31,409,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status of, a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held less than three months; and
(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent the fund's income is derived from dividends (which if received directly would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 Income and dividends received by the fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of the fund is expected to consist of securities of foreign issuers, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

METHOD         INITIAL INVESTMENT                    ADDITIONAL INVESTMENTS

               See "Investment Minimums and          $50 minimum (except where a lower
               Fund Numbers" for initial             minimum is noted under "Investment
               investment minimums.                  Minimums and Fund Numbers").

By contacting   Visit any investment dealer who      Mail directly to your investment
your           is registered in the state where      dealer's address printed on your
investment     the purchase is made and who          account statement.
dealer         has a sales agreement with
               American Funds Distributors.

By mail        Make your check payable to the        Fill out the account additions form at the
               fund and mail to the address          bottom of a recent account statement, make
               indicated on the account              your check payable to the fund, write your
               application.  Please indicate an      account number on your check, and mail
               investment dealer on the account      the check and form in the envelope
               application.                          provided with your account statement.

By telephone   Please contact your investment        Complete the "Investments by Phone"
               dealer to open account, then          section on the account application or
               follow the procedures for             American FundsLink Authorization Form.
               additional investments.               Once you establish the privilege, you, your
                                                     financial advisor or any person with your
                                                     account information can call American
                                                     FundsLine(R) and make investments by
                                                     telephone (subject to conditions noted in
                                                     "Telephone Purchases, Redemptions and
                                                     Exchanges" below).

By wire        Call 800/421-0180 to obtain           Your bank should wire your additional
               your account number(s), if            investments in the same manner as
               necessary.  Please indicate an        described under "Initial Investment."
               investment dealer on the
               account.  Instruct your bank to
               wire funds to:
               Wells Fargo Bank
               155 Fifth Street
               Sixth Floor
               San Francisco, CA 94106
               (ABA #121000248)
               For credit to the account of:
               American Funds Service
               Company
               a/c #4600-076178
               (fund name)
               (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)                                $1,000                  02
American Balanced Fund(R)                    500                     11
American Mutual Fund(R)                      250                     03
Capital Income Builder(R)                    1,000                   12
Capital World Growth and Income Fund(SM)     1,000                   33
EuroPacific Growth Fund(R)                   250                     16
Fundamental Investors(SM)                    250                     10
The Growth Fund of America(R)                1,000                   05
The Income Fund of America(R)                1,000                   06
The Investment Company of America(R)         250                     04
The New Economy Fund(R)                      1,000                   14
New Perspective Fund(R)                      250                     07
SMALLCAP World Fund(R)                       1,000                   35
Washington Mutual Investors Fund(SM)         250                     01
BOND FUNDS
American High-Income Municipal Bond Fund(R)  1,000                   40
American High-Income Trust(SM)               1,000                   21
The Bond Fund of America(SM)                 1,000                   08
Capital World Bond Fund(R)                   1,000                   31
Intermediate Bond Fund of America(SM)        1,000                   23
Limited Term Tax-Exempt Bond Fund of America(SM)   1,000             43
The Tax-Exempt Bond Fund of America(R)       1,000                   19
The Tax-Exempt Fund of California(R)*        1,000                   20
The Tax-Exempt Fund of Maryland(R)*          1,000                   24
The Tax-Exempt Fund of Virginia(R)*          1,000                   25
U.S. Government Securities Fund(SM)          1,000                   22
MONEY MARKET FUNDS
The Cash Management Trust of America(R)      2,500                   09
The Tax-Exempt Money Fund of America(SM)     2,500                   39
The U.S. Treasury Money Fund of America(SM)  2,500                   49
___________
*Available only in certain states.


 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

 DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE                  SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE               PERCENTAGE OF THE:                CONCESSION
                                                                      AS PERCENTAGE
                                                                      OF THE
                                                                      OFFERING
                                                                      PRICE
                                    NET AMOUNT       OFFERING
                                    INVESTED         PRICE
STOCK AND STOCK/BOND FUNDS
Less than $50,000                   6.10%            5.75%            5.00%
$50,000 but less than $100,000      4.71             4.50             3.75
BOND FUNDS
Less than $25,000                   4.99             4.75             4.00
$25,000 but less than $50,000       4.71             4.50             3.75
$50,000 but less than $100,000      4.17             4.00             3.25
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000     3.63             3.50             2.75
$250,000 but less than $500,000     2.56             2.50             2.00
$500,000 but less than $1,000,000   2.04             2.00             1.60
$1,000,000 or more                  none             none             (see below)


 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

 NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

 STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company. This offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

  1. Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

 Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

  3. The value of the net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell fund shares directly, indirectly, or through a unit investment trust to any other investment company, or to any person or entity, where, after the sale, such investment company, person, or entity would own beneficially, directly, indirectly, or through a unit investment trust, more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's directors.

                                REDEEMING SHARES

By writing to American Funds        Send a letter of instruction specifying the name of the fund, the
Service Company (at the             number of shares or dollar amount to be sold, your name and
appropriate address indicated       account number.  You should also enclose any share certificates
under "Principal Underwriter        you wish to redeem.  For redemptions over $50,000 and for
and Transfer Agent" in the          certain redemptions of $50,000 or less (see below), your
prospectus)                         signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the
                                    National Association of Securities Dealers, Inc. that is an eligible guarantor institution.  You should verify with the institution that it is an eligible guarantor prior to signing.  Additional
                                    documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a
                                    Notary Public is not an acceptable signature guarantee.

By contacting your investment       If you redeem shares through your investment dealer, you may be
dealer                              charged for this service.  SHARES HELD FOR YOU IN YOUR
                                    INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED THROUGH THE
                                    DEALER.

You may have a redemption           You may use this option, provided the account is registered in the
check sent to you by using          name of an individual(s), a UGMA/UTMA custodian, or a non-
American FundsLine(R) or by         retirement plan trust.  These redemptions may not exceed
telephoning, faxing, or             $10,000 per day, per fund account and the check must be made
telegraphing American Funds         payable to the shareholder(s) of record and be sent to the address
Service Company (subject to         of record provided the address has been used with the account for
the conditions noted in this        at least 10 days.  See "Transfer Agent" and "Exchange Privilege"
section and in "Telephone           below for the appropriate telephone or fax number.
Purchases, Redemptions and
Exchanges" below)

In the case of the money            Upon request (use the account application for the money market
market funds, you may have          funds) you may establish telephone redemption privileges (which
redemptions wired to your           will enable you to have a redemption sent to your bank account)
bank by telephoning American        and/or check writing privileges.  If you request check writing
Funds Service Company               privileges, you will be provided with checks that you may use to
($1,000 or more) or by              draw against your account.  These checks may be made payable
writing a check ($250 or            to anyone you designate and must be signed by the authorized
more)                               number of registered shareholders exactly as indicated on your checking account signature card.


 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

 CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

 EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "American FundsLine(R)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" below for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

 AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM)telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

 TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 The fund is required to disclose information regarding investments in the securities of broker-dealers which have certain relationships with the fund. During the last fiscal year, General Electric Capital Corp., Lehman Commercial Paper Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., and J.P. Morgan & Co. Inc. were among the top 10 dealers that acted as principals in portfolio transactions; and Lehman Brothers Inc., an affiliate of American Express Co. was among the top 10 dealers receiving commissions due to portfolio transactions. The fund held equity securities of American Express Co. and J.P. Morgan & Co. Inc. in the amounts of $10,937,000 and $56,760,000, respectively, and debt securities of American Express Credit Corp., GE Capital Mortgage Services, General Electric Capital Corp., and Merrill Lynch Mortgage Investors Inc. in the amounts of $43,257,000, $8,145,000, $4,563,000, and $19,807,000,
respectively, as of the close of its most recent fiscal year.

 Brokerage commissions paid on portfolio transactions during the fiscal years ended July 31, 1996, 1995 and 1994, amounted to $7,865,000, $5,001,000, and
$4,923,000, respectively.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

 TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $8,735,000 for the fiscal year ended July 31, 1996.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

SERVICE AREA   ADDRESS                         AREAS SERVED

WESTERN        P.O. Box 2205                   AK, AZ, CA, HI, ID, MT, NV, OR,
               Brea, CA 92822-2205             UT, WA and outside the U.S.
               Fax:  714/671-7080

WESTERN-       P.O. Box 659522                 AR, CO, IA, KS, LA, MN, MO, ND,
CENTRAL        San Antonio, TX  78265-9522     NE, NM, OK, SD, TX and WY
               Fax:  210/530-4050

EASTERN-CENTRAL   P.O. Box 6007                AL, IL, IN, KY, MI, MS, OH, TN and
               Indianapolis, IN  46206-6007    WI
               Fax:  317/735-6620

EASTERN        P.O. Box 2280                   CT, DE, FL, GA, MA, MD, ME, NC,
               Norfolk, VA  23501-2280         NH, NJ, NY, PA, RI, SC, VA, VT,
               Fax:  804/670-4773              WV and Washington, D.C.

All shareholders may call American Funds Service Company at 800/421-0180 for service.



 INDEPENDENT AUDITORS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

 REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on July 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined by the Board of Directors.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE,
REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE--JULY 31, 1996

Net asset value and redemption price per share
  (Net assets divided by shares outstanding)               $15.89
Maximum offering price per share
  (100/94.25 of net asset value per share
   which takes into account the fund's current
   maximum sales charge)                                   $16.86

 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

 The fund's yield is 4.98% based on a 30-day (or one month) period ended July 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]

Where:   a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

 The fund's average annual total return for the one-, five- and ten-year periods ended on July 31, 1996 was +6.94%, +11.09% and +10.90%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12
months.   The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers High-Grade Corporate Bond Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for the fund set forth below were calculated as described in the fund's prospectus. Data contained in Salomon's Market Performance and Lehman Brothers' The Bond Market Report are used to calculate cumulative total return from their base period (12/31/68 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                       IFA vs. Various Unmanaged Indices

                                                                          Lehman
10-Year                                         Lehman       Lehman       Brothers                  Average
Period                                          Brothers     Brothers     Government/   Salomon      Savings
8/1 -  7/31    IFA       DJIA/1/    S&P 500/2/   Corporate/3/   Aggregate/4/   Corporate/5/   High-Grade/6/   Account/7/

1986 - 1996   +181%      +330%      +269%       +141%        +126%        +123%        +149%        +69%
1985 - 1995   +197       +391       +306        +179         +160         +158         +206         + 74
1984 - 1994   +241       +385       +327        +217         +193         +189         +254         + 83
1983 - 1993   +254       +333       +294        +241         +218         +213         +281         + 94
1982 - 1992   +351       +528       +478        +295         +251         +242         +330         +106
1981 - 1991   +298       +392       +343        +304         +269         +256         +329         +117
1980 - 1990   +293       +392       +344        +235         +217         +209         +239         +124
1979 - 1989   +317       +409       +416        +202         +201         +197         +202         +125
1978 - 1988   +267       +308       +326        +180         +178         +175         +166         +125
1977 - 1987   +283       +388       +417        +159         +164         +162         +146         +125
1976 - 1986   +265       +209       +271        +184         +181         +180         +177         +124
1975 - 1985   +295       +177       +250        +161         N/A          +158         +134         +121
1974 - 1984   +270       +153       +210        +136         N/A          +136         +112         +116
1973#- 1983   +237       +147       +172        + 95         N/A          +105         + 76         +106

________________
#  From December 1, 1973

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lehman Brothers Corporate Bond Index is comprised of all public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Lehman Brothers Government/Corporate Bond Index is comprised of all public obligations of the U.S. Treasury, all publicly issued debt of U.S. Government agencies, and corporate debt guaranteed by the U.S. Government (excluding mortgage-backed securities). It also includes all U.S. dollar denominated, SEC registered, public, non-convertible debt issued or guaranteed by foreign or international governments/agencies. Also included are all public, fixed-rate non-convertible investment grade domestic corporate debt.

/6/ The Salomon Brothers High-Grade Corporate Bond Index is comprised of a sample of high-grade corporate bonds which have a rating of AAA or AA by Standard & Poor's Corporation.

/7/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

If you are considering IFA for an

Individual Retirement Account. . .


Here's how much you would have if you had invested $2,000 a year on August 1 of each year in IFA over the past 5 and 10 years:

5 years                                10 years
(8/1/91-7/31/96)                       (8/1/86-7/31/96)

$13,456                                $36,311


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                          . . . and had taken all
                                          dividends and capital
                                          gain distributions
                                          in shares, your
If you had                                investment would
invested $10,000                          have been worth
in IFA this many                          this much at
 years ago . . .                               7/31/96
|                                         |
Number                 Periods
of Years               8/1  - 7/31        Value
1                      1995 - 1996        $10,694
2                      1994 - 1996        12,449
3                      1993 - 1996        12,698
4                      1992 - 1996        14,202
                       1991 - 1996        16,916
5
6                      1990 - 1996        18,989
7                      1989 - 1996        19,206
8                      1988 - 1996        23,717
9                      1987 - 1996        24,111
10                     1986 - 1996        28,137
                       1985 - 1996        33,737
11
12                     1984 - 1996        45,001
13                     1983 - 1996        47,739
14                     1982 - 1996        67,948
15                     1981 - 1996        71,528
16                     1980 - 1996        79,743
17                     1979 - 1996        84,952
18                     1978 - 1996        92,420
19                     1977 - 1996        98,119
20                     1976 - 1996        109,018
21                     1975 - 1996        141,200
22                     1974 - 1996        176,874
23                     1973#- 1995        170,626

#  From December 1, 1973

Illustration of a $10,000 investment in IFA with dividends reinvested and capital gain distributions taken in shares (for the period December 1, 1973 through July 31, 1996)

        COST OF SHARES                          VALUE OF SHARES



Year           Annual         Dividends      Total          From Initial   From           From           Total
Ended          Dividends      (cumulative)   Investment     Investment     Capital Gains   Dividends      Value
July 31                                      Cost                          Reinvested     Reinvested

1974#           $  347         $  347         $10,347        $ 8,767       -               $   321        $ 9,088
1975            785            1,132          11,132         10,141        -               1,250          11,391
1976            998            2,130          12,130         12,155        -               2,596          14,751
1977            969            3,099          13,099         12,701        -               3,691          16,392
1978            1,117          4,216          14,216         12,584        -               4,820          17,404
1979            1,333          5,549          15,549         12,693        -               6,228          18,921
1980            1,463          7,012          17,012         12,490        -               7,672          20,162
1981            1,743          8,755          18,755         12,818        -               9,667          22,485
1982            2,187          10,942         20,942         12,256        -               11,408         23,664
1983            2,549          13,491         23,491         16,112        -               17,573         33,685
1984            2,896          16,387         26,387         15,254         $1,013         19,455         35,722
1985            3,365          19,752         29,752         18,236         2,637          26,804         47,677
1986            3,909          23,661         33,661         18,907         6,434          31,807         57,148
1987            4,431          28,092         38,092         19,578         9,644          37,452         66,674
1988            4,479          32,571         42,571         17,955         10,904         38,957         67,816
1989            5,338          37,909         47,909         20,609         12,515         50,578         83,702
1990            5,269          43,178         53,178         18,907         13,755         51,497         84,159
1991            6,311          49,489         59,489         19,578         14,787         60,070         94,435
1992            6,578          56,067         66,067         21,764         17,093         73,764         112,621
1993            6,995          63,062         73,062         22,592         19,653         83,771         126,016
1994            7,471          70,533         80,533         21,218         21,364         85,868         128,450
1995            8,046          78,579         88,579         23,294         24,107         102,984        150,385
1996            8,581          87,160         97,160         24,809         27,526         118,291        170,626


# From December 1, 1973

The dollar amount of capital gain distributions during the period was $21,184. EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1966 (121 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 94 of the 121 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

INCOME FUND OF AMERICA
July 31, 1996
----------------------------        -------------                         --------------
Asset Mix Comparison of Fiscal 1996 Investment                            Investment
to Fiscal 1995                       Portfolio                             Portfolio
                                    July 31, 1996                         July 31, 1995
----------------------------        -------------                         -------------
U.S. Equity-Type Securities*              56.7%U.S. Equity-Type Securities      53.4%
Non-U.S. Equity-Type Securities            4.0 Non-U.S. Equity-Type Securi       0.4
Corporate Bonds                           19.8            Corporate Bonds       23.3
Government Bonds                          13.1           Government Bonds       17.2
Cash & Equivalents                         6.4         Cash & Equivalents        5.7

*Also includes 0.4% (1996) and 0.3% (1995)
in Canadian equities which are part of the S&P 500.


----------------------------        ---------- -------------------------------------

Ten Largest Equity Holdings         Percent of Ten Largest Equity HoldingsPercent of
July 31, 1996                       Net Assets              July 31, 1995 Net Assets
----------------------------        ---------- -------------------------------------

Philip Morris                             1.81%                 Eli Lilly       1.91%
Atlantic Richfield                        1.72       Bristol-Myers Squibb       1.59
J.C. Penney                               1.67              Philip Morris       1.46
American Home Products                    1.63     American Home Products       1.30
Bristol-Myers Squibb                      1.51                     Upjohn       1.17
Ford Motor                                1.33       Occidental Petroleum        .87
First Union                               1.25           Lincoln National        .85
Phillips Petroleum                        1.25                 Ford Motor        .78
Texaco                                    1.23         Phillips Petroleum        .78
PNC Bank                                  1.12                   U S WEST        .77


----------------------------        ---------------------------------------------------
Five Largest Industry Holdings                 Five Largest Industry Holdings
 in Equities                        Percent of                in Equities Percent of
 July 31, 1996                      Net Assets              July 31, 1995 Net Assets
----------------------------        --------------------------------------------------
Banking                                  11.30%                   Banking       7.65%
Energy Sources                            8.65     Health & Personal Care       7.63
Health & Personal Care                    6.11             Energy Sources       6.14
Utilities: Electric & Gas                 4.23                  Insurance       4.03
Insurance                                 3.55         Telecommunications       3.42


The Income Fund of America


Investment Portfolio July 31, 1996
----------------------------------                                     ---         ---    ---
                                                                 Shares or      Market Percent
                                                                 Principal       Value of Net
Equity-Type Securities                                              Amount       (000) Assets
----------------------------------                                     ---         ---    ---
Banking - 11.30%
First Union Corp.                                                2,850,000     180,975   1.25%
PNC Bank Corp.                                                   5,580,000     162,518   1.12
CoreStates Financial Corp.                                       3,810,000     149,543   1.03
Bankers Trust New York Corp.                                     1,910,200     137,296    .95
Bank of New York Co., Inc.                                       1,600,000      82,400
Bank of New York Co., Inc. 7.50% convertible debentures
                                                           2001$13,000,000      34,229    .83
Chase Manhattan Corp. (New)                                      1,554,000     108,003    .74
Boatmen's Bancshares, Inc.                                       2,522,500     100,900    .70
Royal Bank of Canada                                             3,250,000      78,602    .54
First Security Corp.                                             2,400,000      61,200    .42
Banc One Corp.                                                   1,650,000      57,131    .40
J.P. Morgan & Co. Inc.                                             660,000      56,760    .39
Fleet Financial Group, Inc.                                      1,325,000      53,663    .37
Comerica Inc.                                                    1,080,000      47,385    .33
National Bank of Canada                                          5,275,000      42,590    .29
Westpac Banking Corp.                                            9,042,400      40,542    .28
First Chicago NBD Corp.                                          1,045,000      40,232    .28
Bancorp Hawaii, Inc.                                             1,000,000      34,875    .24
NationsBank Corp.                                                  350,000      30,056    .21
Regions Financial Corp.                                            630,000      27,484    .19
U.S. Bancorp                                                       800,000      27,400    .19
Barnett Banks, Inc.                                                300,000      18,412    .13
National City Corp.                                                500,000      17,312    .12
Central Fidelity Banks, Inc.                                       675,000      14,681    .10
Commonwealth Bank of Australia (1)                               2,890,000      14,162    .10
First Nationwide Bank, FSB preferred                               100,000      10,900    .07
Banco Nacional de Mexico, SA 11.00% exchangeable notes
 2003 (1)                                                       $4,175,000       3,966    .03
                                                                              --------  -----
                                                                             1,633,217  11.30
                                                                              --------  -----


Energy Sources - 8.65%
Atlantic Richfield Co.                                           2,150,000     249,400   1.72
Phillips Petroleum Co.                                           4,574,000     180,673   1.25
Texaco Inc.                                                      2,100,000     178,500   1.23
Chevron Corp.                                                    2,005,000     116,039    .80
Amoco Corp.                                                      1,634,000     109,274    .76
Sun Co., Inc.                                                    1,037,613      26,848
Sun Co., Inc. $1.80 TARGETS, cumulative preferred,
 Series A                                                        2,495,000      65,806    .64
USX-Marathon Group                                               3,500,000      71,750    .50
Occidental Petroleum Corp.                                       2,000,000      44,750
Occidental Petroleum Corp. $3.875 convertible
 preferred (1)                                                     300,000      16,800    .43
Unocal Corp. $3.50 convertible preferred                           750,000      42,000    .29
Exxon Corp.                                                        500,000      41,125    .28
Ashland Inc. $3.125 convertible preferred                          600,000      35,700    .25
Enterprise Oil PLC                                               3,600,000      26,702    .18
Cyprus Amax Minerals Co. $4.00 convertible preferred,
 Series A                                                          465,000      24,412    .17
Valero Energy Corp. $3.125 convertible preferred                   345,000      16,387    .11
Santa Fe Energy Resources, Inc. $0.732 DECS
 convertible preferred, Series A                                   500,000       5,125    .04
                                                                              --------  -----
                                                                             1,251,291   8.65
                                                                              --------  -----


Health & Personal Care - 6.11%
American Home Products Corp.                                     4,160,000     236,080   1.63
Bristol-Myers Squibb Co.                                         2,515,000     217,862   1.51
Pharmacia & Upjohn, Inc.                                         3,580,000     147,675   1.02
Eli Lilly and Co.                                                2,462,800     137,917    .95
Warner-Lambert Co.                                               1,550,000      84,475    .58
Tambrands Inc.                                                   1,300,000      52,975    .37
Glycomed Inc. 7.50% convertible debentures 2003                 $5,000,000       4,150    .03
McKesson Corp. 4.50% convertible debentures 2004                $2,650,000       2,292    .02
                                                                              --------  -----
                                                                               883,426   6.11
                                                                              --------  -----


Utilities: Electric & Gas - 4.23%
Southern Co.                                                     2,300,000      52,037    .36
DTE Energy Co.                                                   1,750,000      50,312    .35
National Power PLC                                               8,140,000      50,061    .35
Public Service Enterprise Group Inc.                             1,825,000      47,678    .33
Entergy Corp.                                                    1,850,000      47,175    .33
Consolidated Edison Co. of New York, Inc.                        1,700,000      45,900    .32
Union Electric Co.                                               1,175,000      44,209    .31
Long Island Lighting Co.                                         2,450,000      41,650    .29
Equitable Resources, Inc.                                        1,500,000      38,063    .26
Peoples Energy Corp.                                             1,080,000      33,615    .23
General Public Utilities Corp.                                   1,023,900      33,277    .23
American Electric Power Co., Inc.                                  780,000      32,370    .22
Houston Industries Inc.                                          1,300,000      29,413    .20
AGL Resources, Inc.                                              1,340,000      24,455    .17
Puget Sound Power & Light Co.                                      700,000      15,925    .11
Pacific Gas and Electric Co.                                       435,000       8,591    .06
PECO Energy Co.                                                    275,000       6,462    .05
Eastern Utilities Associates                                       387,100       6,145    .04
Unicom Corp.                                                       150,000       3,525    .02
                                                                              --------  -----
                                                                               610,863   4.23
                                                                              --------  -----


Insurance - 3.55%
Lincoln National Corp.                                           2,540,000     108,267    .75
American General Corp.                                           2,500,000      86,875    .60
St. Paul Companies, Inc.                                         1,280,000      66,240    .46
Ohio Casualty Corp. (2)                                          1,830,400      58,115    .40
SAFECO Corp.                                                     1,500,000      51,656    .36
Italy (Republic of) 5.00% PENs 2001
 (exchangeable into INA SpA)                                   $51,000,000      50,939    .35
USF&G Corp.                                                      1,300,000      20,638
USF&G Corp. 0% convertible debentures 2009                     $10,000,000       5,900    .18
CIGNA Corp.                                                        200,000      21,300    .15
Allstate Corp. 6.76% exchangeable notes 1998                       370,000      15,771    .11
Alexander & Alexander Services Inc. $3.625 convertible
 preferred, Series A (1)                                           220,000      10,230    .07
St. Paul Capital LLC 6.00% MIPS convertible preferred              190,000       9,856    .07
Mutual Risk Management Ltd. 0% convertible debentures
 2015 (1)                                                      $22,000,000       7,700    .05
                                                                              --------  -----
                                                                               513,487   3.55
                                                                              --------  -----


Telecommunications - 3.21%
U S WEST Communications Group                                    4,400,000     133,650
U S WEST Communications Group 0% convertible debentures
 2011                                                          $70,000,000      24,500   1.09
Ameritech Corp.                                                  1,492,200      82,817    .57
Pacific Telesis Group                                            2,435,000      81,877    .57
Bell Atlantic Corp.                                              1,100,000      65,038    .45
NYNEX Corp.                                                        900,000      40,387    .28
International CableTel Inc. 7.25% convertible
 notes 2005 (1)                                                 $8,000,000       8,540
International CableTel Inc. 7.00% convertible debentures
 2008 (1)                                                      $15,000,000      13,538    .15
ALLTEL Corp.                                                       500,000      13,687    .10
IntelCom Group (USA), Inc. warrants, expire 2005
 (1)(3)                                                             19,800         252    .00
Comunicacion Celular SA warrants, expire 2003 (1)(3)                31,000         155    .00
NEXTEL Communications, Inc. warrants (formerly Dial Page, Inc.)
 (3)(4)                                                             51,912           0    .00
                                                                              --------  -----
                                                                               464,441   3.21
                                                                              --------  -----


Beverages & Tobacco - 2.81%
Philip Morris Companies Inc.                                     2,500,000     261,562   1.81
RJR Nabisco Holdings Corp.                                       3,200,000      98,400    .68
UST Inc.                                                         1,400,000      46,550    .32
                                                                              --------  -----
                                                                               406,512   2.81
                                                                              --------  -----


Merchandising - 2.41%
J.C. Penney Co., Inc.                                            4,864,300     241,999   1.67
Giant Food Inc., Class A                                         2,340,000      78,682    .54
Staples, Inc. 4.50% convertible debentures 2000 (1)            $17,000,000      16,957    .12
Home Shopping Network, Inc. 5.875% convertible debentures
 2006 (1)                                                      $10,000,000       9,700    .07
Thrifty PayLess, Inc., Class B (3)                                  57,000         798    .01
                                                                              --------  -----
                                                                               348,136   2.41
                                                                              --------  -----


Forest Products & Paper - 2.08%
Union Camp Corp.                                                 1,660,000      79,680    .55
Weyerhaeuser Co.                                                 1,805,000      75,359    .52
UPM-Kymmene Corp.                                                2,628,300      57,724    .40
James River Corp. of Virginia                                      550,000      13,887
James River Corp. of Virginia $1.55 DECS convertible
 preferred                                                       1,665,000      40,376    .37
Sonoco Products Co. $2.25 convertible preferred                    345,000      21,131    .15
Bowater Inc. 7.00% PRIDES convertible preferred
 depositary shares, Series B                                       485,000      13,156    .09
                                                                              --------  -----
                                                                               301,313   2.08
                                                                              --------  -----


Chemicals - 2.03%
E.I. du Pont de Nemours and Co.                                  1,820,000     146,965   1.02
Dow Chemical Co.                                                   900,000      66,937    .46
Ethyl Corp.                                                      5,200,000      46,800    .33
Eastman Chemical Co.                                               450,000      23,513    .16
Atlantic Richfield Co. DECS convertible preferred                  400,000       9,150    .06
                                                                              --------  -----
                                                                               293,365   2.03
                                                                              --------  -----


Automobiles - 1.55%
Ford Motor Co.                                                   5,932,700     192,813   1.33
General Motors Corp.                                               650,000      31,687    .22
                                                                              --------  -----
                                                                               224,500   1.55
                                                                              --------  -----


Business & Public Services - 1.43%
Dun & Bradstreet Corp.                                             750,000      43,125    .30
Moore Corp. Ltd.                                                 1,900,000      33,012    .23
Browning-Ferris Industries, Inc. 7.25% ACES convertible
 preferred                                                       1,000,000      26,625    .18
Alco Standard Corp.                                                201,612       8,821
Alco Standard Corp. 6.50% ACES convertible preferred               200,000      16,600    .18
Tenet Healthcare Corp. 6.00% exchangeable notes 2005           $25,000,000      24,250    .17
FHP International Corp. convertible preferred, Series A            785,000      19,061    .13
Ceridian Corp. $2.75 cumulative convertible
 exchangeable preferred                                            170,000      16,235    .11
Vivra Inc. 5.00% convertible debentures 2001 (1)               $15,000,000      14,550    .10
Electronic Data Systems Holding Corp.                               78,546       4,153    .03
Protection One Alarm Monitoring, Inc. warrants (1)(3)               57,600         562    .00
                                                                              --------  -----
                                                                               206,994   1.43
                                                                              --------  -----


Broadcasting & Publishing - 1.20%
Time Warner Financing Trust 4.00% PERCS 1997                       790,000      28,144
Time Warner Inc. exchangeable preferred, Series K (1)               30,668      30,362
Time Warner Inc. 0% convertible debentures 2012                $36,000,000      13,050
Time Warner Inc. 0% convertible debentures 2013                $57,500,000      24,006    .66
Comcast Corp. 1.125% convertible debentures 2007               $54,000,000      23,962    .17
Turner Broadcasting System, Inc. 0% convertible
 debentures 2007 (1)                                           $45,000,000      21,375    .15
Reader's Digest Assn., Inc., Class  A                              500,000      20,688    .14
Tele-Communications International 4.50% convertible
 debentures 2006                                               $15,000,000      12,375    .08
Heartland Wireless Communications, Inc. warrants, expire
 2000 (1)(3)                                                        18,000          72    .00
                                                                              --------  -----
                                                                               174,034   1.20
                                                                              --------  -----


Multi-Industry - 0.94%
Tenneco Inc.                                                     2,051,300     101,027    .70
Minnesota Mining and Manufacturing Co.                             400,000      26,000    .18
Harsco Corp.                                                       160,000       9,480    .06
                                                                              --------  -----
                                                                               136,507    .94
                                                                              --------  -----


Food & Household Products - 0.84%
General Mills, Inc.                                              1,435,000      77,849    .54
H.J. Heinz Co.                                                   1,300,000      43,062    .30
                                                                              --------  -----
                                                                               120,911    .84
                                                                              --------  -----


Miscellaneous Materials & Commodities - 0.79%
English China Clays PLC (2)                                     17,932,600      72,920    .50
Cooper Industries, Inc. 6.00% DECS convertible preferred         1,500,000      24,000    .17
Olin Corp.                                                         203,100      17,213    .12
                                                                              --------  -----
                                                                               114,133    .79
                                                                              --------  -----


Real Estate - 0.71%
Security Capital Realty, Inc. (1)(3)(4)                             18,680      19,696
Security Capital Realty, Inc. 12.00% convertible
 debentures 2014 (1)(4)                                        $14,150,000      14,263    .23
Security Capital Pacific Trust                                     830,000      17,222
Security Capital Pacific Trust $1.75
 convertible preferred, Series A                                   600,000      15,225    .23
Weingarten Realty Investors                                        685,000      27,571    .19
Western Investment Real Estate Trust                               710,000       8,875    .06
                                                                              --------  -----
                                                                               102,852    .71
                                                                              --------  -----


Financial Services - 0.66%
Beneficial Corp.                                                 1,200,000      64,800    .45
American Express Co.                                               250,000      10,937    .08
First USA, Inc. 6.25% PRIDES convertible preferred                 250,000      10,625    .07
United Companies Financial Corp. 6.75% PRIDES
 convertible preferred                                             159,000       8,904    .06
                                                                              --------  -----
                                                                                95,266    .66
                                                                              --------  -----


Transportation: Airlines - 0.54%
Continental Airlines Finance Trust 8.50% convertible
 TOPrS (1)                                                         450,000      27,000
Continental Airlines, Inc. 6.75% convertible debentures
 2006 (1)                                                      $18,500,000      18,454    .31
Delta Air Lines, Inc.                                              309,752      21,644    .15
Airborne Freight Corp. 6.75% convertible debentures 2001        $6,500,000       6,435    .05
Alaska Air Group, Inc. 6.50% convertible debentures 2005        $4,000,000       4,820    .03
                                                                              --------  -----
                                                                                78,353    .54
                                                                              --------  -----


Recreation & Other Consumer Products - 0.52%
Eastman Kodak Co.                                                  600,000      44,775    .31
Jostens, Inc.                                                    1,580,000      30,218    .21
                                                                              --------  -----
                                                                                74,993    .52
                                                                              --------  -----


Industrial Components - 0.44%
Goodyear Tire & Rubber Co.                                       1,000,000      44,250    .31
Dana Corp.                                                         700,000      19,512    .13
                                                                              --------  -----
                                                                                63,762    .44
                                                                              --------  -----

Metals: Steel - 0.42%
USX Corp. $3.25 convertible preferred                              350,000      15,006
USX Corp. 5.75% convertible debentures 2001                    $21,000,000      19,110    .24
Carpenter Technology Corp.                                         500,000      16,625    .11
Bethlehem Steel Corp. $3.50 convertible preferred (1)              250,000       9,750    .07
                                                                              --------  -----
                                                                                60,491    .42
                                                                              --------  -----


Energy Equipment - 0.30%
Cooper Industries, Inc.                                          1,100,000      43,313    .30
                                                                              --------  -----
                                                                                43,313    .30
                                                                              --------  -----


Metals: Nonferrous - 0.29%
Inco Ltd. 5.75% convertible debentures 2004                    $15,000,000      18,150    .13
Alumax Inc. $4.00 convertible preferred, Series A                   90,000      11,385    .08
Freeport-McMoRan Copper & Gold Inc., Class B                       299,991       8,887    .06
Kaiser Aluminum Corp. 8.255% PRIDES convertible
 preferred                                                         260,000       2,892    .02
                                                                              --------  -----
                                                                                41,314    .29
                                                                              --------  -----


Machinery & Engineering - 0.18%
Thermo Electron Corp. 5.00% convertible debentures
 2001 (1)                                                       $1,900,000       3,401
Thermo Electron Corp. 4.25% convertible debentures 2003
 (1)                                                           $20,000,000      22,800    .18
                                                                              --------  -----
                                                                                26,201    .18
                                                                              --------  -----


Data Processing & Reproduction - 0.15%
Data General Corp. 7.75% convertible debentures 2001           $10,000,000       9,000    .06
Wang Laboratories, Inc. 6.50% convertible preferred
 depositary shares, Series B (1)                                   170,000       7,650    .06
AST Research, Inc. 0% convertible debentures 2013              $15,000,000       4,575    .03
                                                                              --------  -----
                                                                                21,225    .15
                                                                              --------  -----

Electronic Components & Instruments - 0.09%
Seagate Technology 5.00% convertible debentures 2003 (1)        $3,365,000       6,259    .04
Maxtor Corp. 5.75% convertible debentures 2012                  $7,500,000       5,175    .04
Geotek Communications, Inc. warrants, expire 2005 (1)(3)           300,000       1,500    .01
                                                                              --------  -----
                                                                                12,934    .09
                                                                              --------  -----


MISCELLANEOUS: Equity-type securities
 in initial period of acquisition                                              470,471   3.26
                                                                              --------  -----

TOTAL EQUITY-TYPE SECURITIES (cost: $7,328,943,000)                          8,774,305  60.69
                                                                              --------  -----

----------------------------------                                     ---
                                                                 Principal
Bonds & Notes                                                       Amount
                                                                     (000)
----------------------------------                                     ---
Broadcasting, Advertising & Publishing - 3.92%
Time Warner Inc. 7.45% 1998                                      $  10,000      10,093
Time Warner Inc. 9.625% 2002                                        24,000      26,317
Time Warner Inc. 10.15% 2012                                        12,000      13,753
Time Warner Inc. 9.125% 2013                                        20,000      20,820    .49
Bell Cablemedia PLC 0%/11.95% 2004 (5)                              53,750      38,700    .27
News America Holdings Inc. 10.125% 2012                             20,000      22,365
News America Holdings Inc. 9.25% 2013                                7,500       8,111
News America Holdings Inc. 8.45% 2034                                7,500       7,913    .27
Continental Cablevision, Inc. 8.50% 2001                            20,200      21,062
Continental Cablevision, Inc. 10.625% 2002                           5,500       5,926
Continental Cablevision, Inc. 8.875% 2005                            7,000       7,497    .24
Cablevision Systems Corp. 10.75% 2004                               18,000      18,090
Cablevision Systems Corp. 9.875% 2013                               11,500      10,580
Cablevision Systems Corp. 9.875% 2023                                6,000       5,370    .24
TKR Cable I, Inc. 10.50% 2007                                       30,000      32,687    .23
International CableTel Inc. 0%/10.875% 2003 (5)                     20,075      14,755
International CableTel Inc. 0%/12.75% 2005 (5)                      22,000      14,135    .20
Videotron Holdings PLC 0%/11.125% 2004 (5)                          37,500      27,375    .19
Chancellor Broadcasting Co. 9.375% 2004                             24,000      23,160
Chancellor Broadcasting Co. 12.50% 2004                              2,000       2,210    .18
Marvel Holdings Inc. 0% 1998                                        24,250      19,279    .13
Univision Television Group, Inc. 11.75% 2001                        17,000      18,105    .13
American Media Operations, Inc. 11.625% 2004                        17,750      18,016    .12
Tele-Communications, Inc. 9.875% 1998                                7,100       7,420
Tele-Communications, Inc. 10.125% 2001                               5,000       5,456
Tele-Communications, Inc. 9.25% 2023                                 3,500       3,360    .11
Comcast Corp. 10.25% 2001                                           12,600      13,041
Comcast Corp. 9.375% 2005                                            3,000       2,940    .11
TeleWest plc 9.625% 2006                                             5,000       4,863
TeleWest plc 0%/11.00% 2007 (5)                                     18,000      10,530    .11
Century Communications Corp. 9.50% 2000                              3,500       3,518
Century Communications Corp. 9.75% 2002                              7,000       7,070
Century Communications Corp. 11.875% 2003                            4,400       4,664    .10
Viacom International Inc. 9.125% 1999                                4,000       4,110
Viacom International Inc. 10.25% 2001                                9,500      10,201    .10
Insight Communications Co., LP 11.25% 2000 (6)                      12,750      12,846    .09
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (5)                   18,500      11,192    .08
Infinity Broadcasting Corp. 10.375% 2002                            10,250      10,814    .07
Young Broadcasting Inc. 10.125% 2005                                10,500      10,185    .07
Multicanal Participacoes SA 12.625% 2004 (1)                         8,750       9,100    .06
TCI Communications, Inc. 8.75% 2015                                  8,000       7,677    .05
Grupo Televisa, SA, Series A, 11.375% 2003 (1)                       3,750       3,802
Grupo Televisa, SA 0%/13.25% 2008 (1)(5)                             6,500       3,510    .05
Summitt Communications 10.50% 2005                                   6,655       7,221    .05
Storer Communications, Inc. 10.00% 2003                              6,000       6,000    .04
Adelphia Communications Corp. 9.875% 2005                            6,500       5,915    .04
American Radio Systems Corp. 9.00% 2006                              4,000       3,810    .03
Rogers Communications Inc. 10.875% 2004                              3,500       3,570    .02
Heartland Wireless Communications, Inc. 13.00% 2003                  3,000       3,210    .02
CAI Wireless Systems, Inc. 12.25% 2002                               3,000       3,105    .02
EZ Communications, Inc. 9.75% 2005                                   2,000       1,970    .01
                                                                              --------  -----
                                                                               567,419   3.92
                                                                              --------  -----


Wireless Communications - 2.22%
NEXTEL Communications, Inc. 0%/11.50% 2003 (5)                      40,500      26,325
NEXTEL Communications, Inc. 0%/9.75% 2004 (5)                       61,000      34,160
NEXTEL Communications, Inc. 0%/10.125% 2004
 (formerly CenCall) (5)                                             44,250      25,886
NEXTEL Communications, Inc. 0%/12.25% 2004
 (formerly Dial Call) (5)                                           32,500      19,906    .74
360 Communications Co. 7.125% 2003                                  22,500      21,660
360 Communications Co. 7.50% 2006                                   14,000      13,357    .24
Centennial Cellular Corp. 8.875% 2001                               28,000      26,040
Centennial Cellular Corp. 10.125% 2005                               3,000       2,880    .20
Comcast Cellular Corp., Series A, 0% 2000                           14,500       9,896
Comcast Cellular Corp., Series B, 0% 2000                           25,300      17,394    .19
PriCellular Wireless Corp. 0%/14.00% 2001 (5)                       10,000       8,950
PriCellular Wireless Corp. 0%/12.25% 2003 (5)                       14,550      11,494    .14
Comunicacion Celular SA 0%/13.125% 2003 (5)                         31,000      18,600    .13
Cellular Communications International, Inc.,
 units consisting of notes and warrants, 0% 2000 (3)                24,500      15,067    .10
Cellular, Inc. 0%/11.75% 2003 (5)                                   18,000      14,760    .10
Horizon Cellular Telephone Co., LP, Series B,
 0%/11.375% 2000 (5)                                                15,000      14,100    .10
Paging Network, Inc. 11.75% 2002                                    10,500      11,366    .08
InterCel, Inc. 0%/12.00% 2006 (5)                                   17,500       9,406    .06
Geotek Communications, Inc., Series B, 0%/15.00% 2005
 (5)                                                                10,000       6,150    .04
MobileMedia Communications, Inc. 0%/10.50% 2003 (5)                  8,000       5,620    .04
Commnet Cellular Inc. 11.25% 2005                                    3,000       3,165    .02
Rogers Cantel Inc. 9.375% 2008                                       3,000       2,910    .02
Vanguard Cellular Systems, Inc. 9.375% 2006                          3,000       2,895    .02
                                                                              --------  -----
                                                                               321,987   2.23
                                                                              --------  -----


Transportation - 1.90%
Jet Equipment Trust, Series 1994-A, Class B1, 10.91%
 2006 (1)                                                            6,965       7,923
Jet Equipment Trust, Series 1995-B, Certificates,
 10.91% 2014 (1)                                                     4,750       5,166
Jet Equipment Trust, Series 1995-A, Class B, 8.64%
 2015 (1)                                                           14,756      15,633
Jet Equipment Trust, Series 1995-A, Class C, 10.69%
 2015 (1)                                                            5,000       5,829
Jet Equipment Trust, Series 1995-B, Class A, 7.63%
 2015 (1)                                                           14,241      14,290
Jet Equipment Trust, Series 1995-B, Class C, 9.71%
 2015 (1)                                                            5,500       5,947    .38
Airplanes Pass Through Trust, pass-through certificates,
 Class B, 6.596% 2019 (6)(7)                                         7,396       7,451
Airplanes Pass Through Trust, pass-through certificates,
 Class C, 8.15% 2019 (7)                                            15,000      14,963
Airplanes Pass Through Trust, pass-through certificates,
 Class D, 10.875% 2019 (7)                                          22,800      23,740    .32
Delta Air Lines, Inc. 9.875% 1998                                    6,750       7,033
Delta Air Lines, Inc. 10.375% 2022                                  13,000      15,511
Delta Air Lines, Inc., pass-through certificates,
 Series 1992-A2, 9.20% 2014 (7)                                      5,000       5,402
Delta Air Lines, Inc., pass-through certificates,
 Series 1993-A2, 10.50% 2016 (7)                                     6,000       7,057    .24
USAir, Inc. 9.625% 2001                                             13,179      12,256
USAir, Inc., enhanced equipment notes, Class C, 8.93%
 2008 (1)                                                            7,000       7,245
USAir, Inc., pass-through trust, Series 1993-A3, 10.375%
 2013 (7)                                                           10,000       9,912    .21
Continental Airlines, pass-through certificates,
 Series 1996-2C, 10.22% 2014 (1)(7)                                  4,250       4,802
Continental Airlines, pass-through certificates,
 Series 1996-A, 6.94% 2015 (1)(7)                                    9,000       8,663
Continental Airlines, pass-through certificates,
 Series 1996-C, 9.50% 2015 (1)(7)                                   13,000      14,056    .19
United Air Lines, Inc. 9.00% 2003                                    8,000       8,369
United Air Lines, Inc., pass-through certificates,
 Series 1993-A3, 8.39% 2011 (7)                                      7,500       7,541
United Airlines, Inc., pass-through certificates,
 Series 1996-A2 7.87% 2019 (7)                                       5,000       4,692    .14
Northwest Airlines, Inc. 12.0916% 2000                               9,663       9,735
NWA Trust No. 2, Class D, 13.875% 2008                               9,000      10,440    .14
TNT Transport (Euro) PLC/TNT (USA) Inc. 11.50% 2004                 11,750      11,956    .08
Atlas Air, pass-through certificates, 12.25% 2002 (7)               10,000      10,600    .07
Teekay Shipping Corp. 8.32% 2008                                     9,820       9,231    .06
MC-Cuernavaca Trust 9.25% 2001 (1)                                   7,730       5,295    .04
SFP Pipeline Holdings, Inc. 11.16% 2010                              3,000       3,544    .03
                                                                              --------  -----
                                                                               274,282   1.91
                                                                              --------  -----


Energy Sources and Energy Equipment & Services - 1.70%
California Energy Co., Inc. 9.875% 2003                              5,000       5,075
California Energy Co., Inc. 0%/10.25% 2004 (5)                      61,300      60,687    .45
Oryx Energy Co. 9.50% 1999                                          15,000      15,733
Oryx Energy Co. 8.375% 2004                                          8,000       8,020
Oryx Energy Co. 8.125% 2005                                          3,500       3,434    .19
Mesa Capital Corp. 12.75% 1998                                      15,000      15,038
Mesa Operating Co. 0%/11.625% 2006 (5)                               8,500       5,142
Mesa Operating Co. 10.625% 2006                                      2,000       2,045    .15
Global Marine, Inc. 12.75% 1999                                     17,500      18,900    .13
J. Ray McDermott, SA 9.375% 2006                                    17,000      16,745    .12
Cliffs Drilling Co. 10.25% 2003 (1)                                 14,250      14,250    .10
Flores & Rucks, Inc. 13.50% 2004                                    12,000      13,800    .10
Occidental Petroleum Corp. 9.25% 2019                               11,400      13,273    .09
Falcon Drilling Co., Inc. 9.75% 2001                                 6,000       6,060
Falcon Drilling Co., Inc. 8.875% 2003                                5,000       4,800    .08
Chesapeake Energy Corp. 10.50% 2002                                  3,850       4,067
Chesapeake Energy Corp. 9.125% 2006                                  6,000       5,880    .07
Dual Drilling Co. 9.875% 2004                                        8,550       8,978    .06
OXYMAR 7.50% 2016 (1)                                                8,000       7,270    .05
Subic Power Corp. 9.50% 2008 (1)                                     6,552       6,552    .05
Noble Drilling Corp. 9.25% 2003                                      2,750       2,764    .02
Petroleo Brasileiro SA-PETROBRAS 10.15% 1998 (6)                     2,500       2,584    .02
Parker & Parsley Petroleum Co. 8.25% 2007                            2,000       2,073    .01
TransTexas Gas Corp. 11.50% 2002                                     2,000       1,990    .01
                                                                              --------  -----
                                                                               245,160   1.70
                                                                              --------  -----


Utilities - Electric & Gas - 1.50%
Long Island Lighting Co. 7.30% 1999                                 41,240      40,051
Long Island Lighting Co. 6.25% 2001                                  9,000       8,103
Long Island Lighting Co. 7.125% 2005                                10,000       8,817
Long Island Lighting Co. 7.50% 2007                                 15,000      13,205
Long Island Lighting Co. 7.90% 2008                                 20,000      19,105
Long Island Lighting Co. 8.90% 2019                                 32,000      29,326
Long Island Lighting Co. 9.00% 2022                                 17,000      15,778
Long Island Lighting Co. 8.20% 2023                                 22,500      19,909
Long Island Lighting Co. 9.625% 2024                                22,250      22,040   1.22
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-91 10.33% 2002                           5,656       5,854
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-94 10.33% 2002                           8,650       8,953    .10
Columbia Gas System, Inc., Series F 7.42% 2015                      12,000      11,118    .08
Bridas Corp. 12.50% 1999                                             6,000       6,240    .04
El Paso Electric Co., Series A, 7.25% 1999                           5,431       5,340    .04
CMS Energy Corp. 9.50% 1997                                          3,000       3,053    .02
                                                                              --------  -----
                                                                               216,892   1.50
                                                                              --------  -----


Telecommunications - 1.05%
MFS Communications Co., Inc. 0%/9.375% 2004 (5)                     97,800      73,350
MFS Communications Co., Inc. 0%/8.875% 2006 (5)                     43,250      25,409    .68
IntelCom Group (USA), Inc. 0%/13.50% 2005 (5)                        8,000       4,780
IntelCom Group (USA), Inc. 0%/12.5% 2006 (1)(5)                     22,500      11,925    .12
Brooks Fiber Properties, Inc. 0%/10.875% 2006 (1)(5)                29,000      15,225    .11
PanAmSat, LP 9.75% 2000                                             10,300      10,712    .07
Teleport Communications 9.875% 2006                                  7,500       7,181    .05
Telecom Argentina STET-France Telecom SA 12.00% 2002                 2,500       2,637    .02
                                                                              --------  -----
                                                                               151,219   1.05
                                                                              --------  -----


Business & Public Services - 0.82%                                                          .
Federal Express Corp. 10.00% 1998                                    4,000       4,260
Federal Express Corp. 9.875% 2002                                    7,000       7,843
Federal Express Corp. 7.53% 2006                                    13,287      13,275
Federal Express Corp, pass-through certificates,
 Series 1996-A1, 7.85% 2015 (7)                                     10,000      10,034    .24
Integrated Health Services, Inc. 10.75% 2004                         5,175       5,330
Integrated Health Services, Inc. 10.25% 2006 (1)                    16,900      16,942    .15
Protection One Alarm Monitoring, Inc.
 0%/13.625% 2005 (5)                                                18,000      15,435    .11
Neodata Services, Inc. 12.00% 2003                                  11,000      10,973    .08
Mariner Health Group, Inc. 9.50% 2006 (1)                           11,000      10,780    .07
Regency Health Services, Inc. 9.875% 2002                            5,000       4,850
Regency Health Services, Inc. 12.25% 2003 (1)                        5,000       5,150    .07
ADT Operations 9.25% 2003                                            7,000       7,315    .05
Merit Behavioral Care Corp. 11.50% 2005                              6,750       7,054    .05
                                                                              --------  -----
                                                                               119,241    .82
                                                                              --------  -----


Forest Products & Paper - 0.78%
Container Corp. of America 10.75% 2002                               1,000       1,035
Container Corp. of America 9.75% 2003                               49,050      48,560
Container Corp. of America 11.25% 2004                              23,000      23,920    .51
Fort Howard Corp. 9.25% 2001                                         9,500       9,548
Fort Howard Corp. 8.25% 2002                                         4,500       4,297    .10
Tjiwi Kimia International Finance Co. 13.25% 2001                    6,750       7,594    .05
Grupo Industrial Durango, SA de CV 12.00% 2001                       6,000       6,067    .04
Repap Wisconsin 9.875% 2006                                          6,325       5,787    .04
Four M Corp., Series A, 12.00% 2006 (1)                              4,000       4,080    .03
Pacific Lumber Co. 10.50% 2003                                       1,500       1,470    .01
                                                                              --------  -----
                                                                               112,358    .78
                                                                              --------  -----


Food Retailing and Food Products & Beverages - 0.54%
Canandaigua Wine Co., Inc. 8.75% 2003                               17,500      17,063    .12
Stater Brothers Holdings Inc. 11.00% 2001                           16,000      16,640    .11
Star Markets Co., Inc. 13.00% 2004                                   9,750      10,189    .07
Dr Pepper Bottling Co. of Texas 10.25% 2000                          7,500       7,687    .05
Allied Supermarkets Inc. (Vons) 6.625% 1998                          7,443       7,369    .05
Smith's Food & Drug Centers, Inc., pass-through
 certificates, Series 94-A2, 8.64% 2012 (7)                          8,000       6,400    .04
Carr-Gottstein Foods Co. 12.00% 2005                                 5,000       5,100    .04
Bruno's, Inc. 10.50% 2005                                            5,000       4,987    .03
Safeway Inc. 10.00% 2002                                             3,500       3,885    .03
                                                                              --------  -----
                                                                                79,320    .54
                                                                              --------  -----


General Retailing & Merchandising - 0.49%
Barnes & Noble, Inc. 11.875% 2003                                   22,500      24,244    .17
AnnTaylor, Inc. 8.75% 2000                                          13,696      12,635    .09
May Department Stores Co. 8.375% 2024                               10,000      10,165    .07
Thrifty PayLess, Inc. 12.25% 2004                                    6,491       7,205    .05
Woolworth Corp., Series A, 7.00% 2002                                6,800       6,635    .05
Dayton Hudson Corp. 9.50% 2015                                       5,000       5,719    .04
Loehmann's Inc. 11.875% 2003                                         3,250       3,376    .02
                                                                              --------  -----
                                                                                69,979    .49
                                                                              --------  -----


Banking and Insurance - 0.46%
SFFED Corp. 11.20% 2004 (1)                                         10,000      11,500    .08
The Equitable Life Assurance Society of the
 United States 7.70% 2015 (1)                                       10,000       9,656    .07
Metropolitan Life Insurance Co. 7.45% 2023 (1)                      10,000       9,073    .06
Midland American Capital 12.75% 2003                                 6,000       6,740    .05
Bank of Scotland 8.80% 2004 (1)                                      5,000       5,375    .04
New American Capital, Inc. 9.60% 1999 (1)                            5,000       5,212    .03
Dime Bancorp, Inc. 10.50% 2005                                       4,000       4,320    .03
First Nationwide Holdings Inc. 12.50% 2003                           4,000       4,200    .03
Coast Federal Bank 13.00% 2002                                       3,500       3,885    .03
Chevy Chase Savings Bank, FSB 9.25% 2005                             4,000       3,770    .02
Fairfax Financial Holdings Ltd. 8.25% 2015                           3,000       2,979    .02
                                                                              --------  -----
                                                                                66,710    .46
                                                                              --------  -----


Metals: Steel & Nonferrous - 0.46%
Kaiser Aluminum and Chemical Corp. 9.875% 2002                       5,000       4,900
Kaiser Aluminum and Chemical Corp. 12.75% 2003                       9,000       9,405    .10
Acme Metals Inc. 12.50% 2002                                         3,000       3,030
Acme Metals Inc. 0%/13.50% 2004 (5)                                 10,500       9,555    .09
Inco Ltd. 9.60% 2022                                                 1,625       1,693
Inco Ltd. 9.875% 2019                                                6,500       7,013    .06
Pohang Iron & Steel Co., Ltd. 7.375% 2005                            7,000       6,842    .05
Ispat Mexicana, SA de CV, 10.375% 2001 (1)                           2,000       1,940
Ispat Mexicana, SA de CV, 10.375% 2001                               4,000       3,880    .04
USX Corp. 9.125% 2013                                                5,000       5,393    .04
UCAR Global Enterprises Inc. 12.00% 2005                             4,250       4,802    .03
Oregon Steel Mills, Inc. 11.00% 2003                                 4,250       4,441    .03
AK Steel Corp. 10.75% 2004                                           2,750       2,977    .02
                                                                              --------  -----
                                                                                65,871    .46
                                                                              --------  -----


Data Processing & Reproduction - 0.36%
Digital Equipment Corp. 8.625% 2012                                 25,314      24,607    .17
Apple Computer, Inc. 6.50% 2004                                     18,920      14,947    .10
Unisys Corp. 12.00% 2003                                            12,000      12,060    .09
                                                                              --------  -----
                                                                                51,614    .36
                                                                              --------  -----


Real Estate - 0.35%
B.F. Saul Real Estate Investment Trust 11.625% 2002                 23,000      23,575    .16
Irvine Co. 7.46% 2006 (1)(4)                                        10,000       9,300    .06
Beverly Finance Corp. 8.36% 2004 (1)                                 5,000       5,144    .04
Shopping Center Associates 6.75% 2004 (1)                            5,000       4,719    .03
Security Capital Industrial Trust 7.95% 2008                         4,000       3,948    .03
ERP Operating LP 7.95% 2002                                          3,750       3,784    .03
                                                                              --------  -----
                                                                                50,470    .35
                                                                              --------  -----


Financial Services - 0.33%
General Motors Acceptance Corp. 7.00% 2000                           3,000       3,007
General Motors Acceptance Corp. 9.625% 2001                         20,000      22,174
General Motors Acceptance Corp. 8.75% 2005                           5,000       5,389    .21
Ford Capital BV 10.125% 2000                                         5,500       6,120    .04
General Electric Capital Corp. 8.875% 2009                           4,000       4,563    .03
Credit Foncier de France 8.00% 2002                                  4,000       4,095    .03
HomeSide, Inc. 11.25% 2003 (1)                                       3,000       3,128    .02
                                                                              --------  -----
                                                                                48,476    .33
                                                                              --------  -----


Leisure & Tourism - 0.31%
Foodmaker, Inc. 9.25% 1999                                           8,750       8,662
Foodmaker, Inc. 9.75% 2002                                           3,550       3,390    .08
Trump Atlantic City Funding, Inc. 11.25% 2006                       11,750      11,456    .08
Harrah's Operating Co. Inc. 8.75% 2000                               4,000       4,030
Harrah's Operating Co. Inc. 10.875% 2002                             5,000       5,325    .07
Station Casinos, Inc. 9.625% 2003                                    7,650       7,277    .05
Rio Hotel & Casino, Inc. 10.625% 2005                                2,000       2,100    .01
Four Seasons Hotels Inc. 9.125% 2000 (1)                             2,000       1,993    .01
Plitt Theatres, Inc. 10.875% 2004                                    1,000       1,011    .01
                                                                              --------  -----
                                                                                45,244    .31
                                                                              --------  -----


Automobiles - 0.31%
General Motors Corp. 9.45% 2011                                      5,000       5,722
General Motors Corp. 8.80% 2021                                     35,000      38,957    .31
                                                                              --------  -----
                                                                                44,679    .31
                                                                              --------  -----


Construction & Building Materials - 0.29%
M.D.C. Holdings, Inc. 11.125% 2003                                  12,000      11,520    .08
Del Webb Corp. 9.75% 2003                                           10,500      10,185    .07
The Ryland Group, Inc. 10.50% 2006                                   7,500       7,388    .05
Building Materials Corp. 0%/11.75% 2004 (5)                          7,500       5,644    .04
Continental Homes Holding Corp. 10.00% 2006                          5,000       4,750    .03
Schuller International Group, Inc. 10.875% 2004                      2,000       2,160    .02
                                                                              --------  -----
                                                                                41,647    .29
                                                                              --------  -----


Aerospace, Automotive Parts and Machinery - 0.22%
Coltec Industries Inc 9.75% 1999                                     5,500       5,638
Coltec Industries Inc 9.75% 2000                                     8,500       8,712    .10
AGCO Corp. 8.50% 2006 (1)                                           10,000       9,925    .07
Caterpillar Inc. 8.01% 2002                                          5,000       5,207    .04
MagneTek, Inc. 10.75% 1998                                           2,000       1,995    .01
                                                                              --------  -----
                                                                                31,477    .22
                                                                              --------  -----


Recreation, Other Consumer Products - 0.18%
Tyco Toys, Inc. 10.125% 2002                                        18,700      17,952    .12
AMF Group Inc. 0%/12.25% 2006 (1)(5)                                10,000       5,600
AMF Group Inc. 10.875% 2006 (1)                                      3,000       2,985    .06
                                                                              --------  -----
                                                                                26,537    .18
                                                                              --------  -----


Appliances & Household Durables - 0.07%
Samsung Electronics Co., Ltd. 8.50% 2002 (1)                         6,000       6,272    .04
The Knoll Group, Inc. 10.875% 2006                                   3,750       3,816    .03
                                                                              --------  -----
                                                                                10,088    .07
                                                                              --------  -----


Miscellaneous - 0.23%
Newsquest Capital plc 11.00% 2006 (1)                                8,500       8,500    .06
Swire Pacific Ltd. 8.50% 2004 (1)                                    7,500       7,765    .05
Owens-Illinois, Inc. 11.00% 2003                                     6,000       6,465    .05
WestPoint Stevens Inc. 8.75% 2001                                    4,000       3,970    .03
Tenneco Inc. 10.00% 1998                                             1,500       1,593
Tenneco Inc. 7.875% 2002                                             2,000       2,049    .02
Lifestyle Furnishings International Ltd. 10.875% 2006                3,000       3,000    .02
                                                                              --------  -----
                                                                                33,342    .23
                                                                              --------  -----


Collateralized Mortgage/Asset-Backed Obligations (7)
 (excluding those issued by federal agencies) - 1.08%
Green Tree Financial Corp., Net Interest Margin Trust,
 Series 1994-A, 6.90% 2004                                           4,979       4,923
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1993-2, Class B,
 8.00% 2018                                                         14,000      13,821
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-1, Class A-3,
 7.95% 2025                                                          5,000       5,081
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-9, Class A-5,
 6.80% 2027                                                          4,000       3,837    .19
Resolution Trust Corp., Series 1992-CHF, Class E,
 8.25% 2020                                                         10,825      10,420
Resolution Trust Corp., Series 1993-C1, Class D,
 9.45% 2024                                                          6,143       6,288
Resolution Trust Corp., Series 1993-C1, Class E,
 9.50% 2024                                                          1,712       1,691
Resolution Trust Corp., Series 1993-C2, Class C,
 8.00% 2025                                                          3,000       3,005
Resolution Trust Corp., Series 1993-C2, Class D,
 8.50% 2025                                                          3,290       3,307
Resolution Trust Corp., Series 1993-C2, Class E,
 8.50% 2025                                                            677         666    .18
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1992-B, Class A2,
 8.05% 2012                                                          1,834       1,845
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1995-C2,
 Class A-1, 7.251% 2021 (6)                                         17,953      17,962    .14
Electronic Transfer Master Trust 9.35% 2002 (1)                     15,000      15,135    .10
UCFC Acceptance Corp., home-equity loan pass-through
 certificates, Series 1996-B1, Class A-2 7.075% 2010                15,000      15,038    .10
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5,
 7.25% 2024                                                          9,910       9,427    .07
GE Capital Mortgage Services, Inc., Series 94-2, Class
 A15, 5.442% 2009 (8)                                                6,310       3,549
GE Capital Mortgage Services, Inc., Series 94-9, Class
 A9, 6.50% 2024                                                      5,657       4,596    .06
Banco Nacional de Mexico 0% 2002 (1)                                 7,680       5,910    .04
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-37, Class A6, 7.00% 2022                                5,856       5,842    .04
Citicorp Mortgage Securities, Inc., Series 1992-20,
 Class A3, 7.50% 2006                                                5,432       5,436    .04
Fifth Avenue Capital Trust, Class C, 12.36% 2007 (1)                 5,000       5,312    .04
Standard Credit Card Master Trust I, credit card
 participation certificates, Series 1994-2A, 7.25% 2008              5,000       4,958    .03
CSFB Finance Co. Ltd. 7.00% 2005 (1)(6)                              5,000       4,813    .03
CMC Securities Corp. I, Series 1993-E, Class S9,
 6.50% 2008                                                          2,801       2,538    .02
Bank of America 9.50% 2008                                              73          74    .00
                                                                              --------  -----
                                                                               155,474   1.08
                                                                              --------  -----


Federal Agency Obligations: Mortgage Pass-Throughs (7)
  - 2.83%
Government National Mortgage Assn. 5.00% 2025 (6)                    3,975       3,888
Government National Mortgage Assn. 6.00% 2023                        3,003       2,703
Government National Mortgage Assn. 6.00% 2024 (6)                    7,164       7,224
Government National Mortgage Assn. 6.50% 2024                        4,663       4,326
Government National Mortgage Assn. 6.50% 2023-2024 (6)              88,518      88,830
Government National Mortgage Assn. 7.00% 2008-2023                  25,941      24,900
Government National Mortgage Assn. 7.00% 2022 (6)                   17,369      17,569
Government National Mortgage Assn. 7.50% 2017-2026                  34,940      34,506
Government National Mortgage Assn. 8.00% 2017                        6,152       6,309
Government National Mortgage Assn. 8.50% 2017-2026                  43,942      45,208
Government National Mortgage Assn. 9.00% 2008-2025                  13,983      14,775
Government National Mortgage Assn. 9.50% 2009-2021                  15,343      16,495
Government National Mortgage Assn. 10.00% 2016-2019                  1,732       1,883
Government National Mortgage Assn. 10.50% 2018-2019                    258         286
Government National Mortgage Assn. 11.00% 2015                         118         132   1.86
Federal National Mortgage Assn. 7.50% 2007-2023                     26,557      26,597
Federal National Mortgage Assn. 8.00% 2009-2024                     12,004      12,217
Federal National Mortgage Assn. 8.50% 2014-2023                      3,194       3,298
Federal National Mortgage Assn. 9.00% 2008-2025                     12,768      13,409
Federal National Mortgage Assn. 10.00% 2008-2025                    32,469      35,235    .63
Federal Home Loan Mortgage Corp. 8.00% 2025                          8,928       8,986
Federal Home Loan Mortgage Corp. 8.50% 2008-2020                    25,348      26,069
Federal Home Loan Mortgage Corp. 9.00% 2007-2021                    13,002      13,546
Federal Home Loan Mortgage Corp. 10.00% 2019                           124         134
Federal Home Loan Mortgage Corp. 11.50% 2000                            15          16    .34
                                                                              --------  -----
                                                                               408,541   2.83
                                                                              --------  -----


Federal Agency Obligations: Collateralized Mortgage
 Obligations - 0.16%
Federal National Mortgage Assn., Series 1993-234,
 Class SC, 5.829% 2008 (8)                                           8,754       5,493
Federal National Mortgage Assn., Series 1991-78,
 Class PK, 8.50% 2020                                                8,278       8,531
Federal National Mortgage Assn., Series 1996-4,
 Class ZA, 6.50% 2022                                                5,443       4,341    .13
Federal Home Loan Mortgage Corp., Series 1475, Class SA,
 9.118% 2008 (8)                                                     2,168       1,599
Federal Home Loan Mortgage Corp., Series 1673, Class SA,
 5.116% 2024 (8)                                                     6,000       2,586    .03
                                                                              --------  -----
                                                                                22,550    .16
                                                                              --------  -----


Other Federal Agency Obligations - 0.54%
Federal Home Loan Mortgage Corp. 5.74% 2003                          5,000       4,639
Federal Home Loan Mortgage Corp. 6.39% 2003                          7,750       7,417
Federal Home Loan Mortgage Corp. 6.44% 2003                          3,000       2,873
Federal Home Loan Mortgage Corp. 6.50% 2003                          5,000       4,770
Federal Home Loan Mortgage Corp. 6.59% 2003                          6,000       5,765
Federal Home Loan Mortgage Corp. 6.19% 2004                         12,750      11,979
Federal Home Loan Mortgage Corp. 6.27% 2004                          5,450       5,157    .29
Federal Home Loan Bank 6.41% 2003                                   10,000       9,547
Federal Home Loan Bank 6.16% 2004                                   13,000      12,265
Federal Home Loan Bank 6.27% 2004                                    6,000       5,675    .19
FNSM Principal STRIPS 0%/8.62% 2022 (5)                             10,000       8,647    .06
                                                                              --------  -----
                                                                                78,734    .54
                                                                              --------  -----


Governments and Governmental Authorities
(excluding U.S. government) - 0.87%
Argentina (Republic of) 8.375% 2003                                 13,000      11,018
Argentina (Republic of) Eurobond Series L, 6.312% 2005
 (6)                                                                40,343      30,559    .29
Venezuela (Republic of) 6.625% 2007 (6)                             45,000      32,850    .22
United Mexican States Government 7.687% 2001 (1)(6)                 15,000      14,962
United Mexican States Government 9.75% 2001                          5,000       4,963
United Mexican States Government 6.25% Eurobonds 2019                1,000         645    .14
British Columbia Hydro & Power Authority 12.50% 2014                10,000      11,621    .08
Philippine Front-Loaded Interest Reduction Bond,
 Series B 5.00% 2008 (6)                                             8,000       7,260    .05
Brazil (Republic of) Debt Conversion Bond 6.562%
 2012 (6)                                                            8,000       5,440    .04
Italy (Republic of) 6.875% 2023                                      5,000       4,517    .03
Ontario (Province of) 7.75% 2002                                     2,500       2,598    .02
                                                                              --------  -----
                                                                               126,433    .87
                                                                              --------  -----


Floating Rate Eurodollar Notes (Undated) (6) - 0.23%
Standard Chartered Bank 6.062%                                      15,000      12,336    .08
Canadian Imperial Bank of Commerce 5.375%                           10,000       8,437    .06
Bank of Nova Scotia 5.375%                                          10,000       8,250    .06
Midland Bank 6.00%                                                   5,000       4,294    .03
                                                                              --------  -----
                                                                                33,317    .23
                                                                              --------  -----


U.S. Treasury Obligations - 8.69%
7.25% August 1996                                                   50,000      50,047    .35
7.25% November 1996                                                 50,000      50,235    .35
8.00% January 1997                                                  50,000      50,524    .35
6.75% February 1997                                                  4,000       4,024    .03
6.875% April 1997                                                   50,000      50,375    .35
8.50% May 1997                                                       6,000       6,121    .04
8.50% July 1997                                                      4,000       4,094    .03
5.625% August 1997                                                  50,000      49,781    .34
8.625% August 1997                                                  50,000      51,320    .36
5.50% September 1997                                                50,000      49,726    .34
5.75% October 1997                                                  50,000      49,836    .35
8.75% October 1997                                                  25,000      25,781    .18
6.00% November 1997                                                 50,000      49,969    .35
7.875% January 1998                                                 50,000      51,242    .35
8.125% February 1998                                                30,000      30,867    .21
9.25% August 1998                                                   55,000      58,111    .40
8.875% February 1999                                                42,000      44,448    .31
9.125% May 1999                                                     10,000      10,688    .07
6.75% June 1999                                                     50,000      50,461    .35
8.75% August 2000                                                   22,500      24,261    .17
8.50% November 2000                                                 20,000      21,453    .15
7.75% February 2001                                                 50,000      52,320    .36
11.625% November 2002                                               38,000      47,601    .33
10.75% February 2003                                                19,500      23,656    .16
7.25% May 2004                                                     100,000     103,109    .71
11.625% November 2004                                               26,500      34,562    .24
6.50% May 2005                                                      55,000      54,029    .37
10.75% August 2005                                                   9,000      11,367    .08
10.375% November 2012                                                6,000       7,572    .05
8.875% August 2017                                                  61,500      73,368    .51
7.125% February 2023                                                65,250      65,546    .45
                                                                              --------  -----
                                                                             1,256,494   8.69
                                                                              --------  -----


TOTAL BONDS & NOTES (cost: $4,794,755,000)                                   4,755,555  32.89
                                                                              --------  -----



----------------------------------                                     ---         ---    ---
                                                                 Principal      Market Percent
Short-Term Securities                                               Amount       Value of Net
                                                                     (000)       (000) Assets
----------------------------------                                     ---         ---    ---
Corporate Short-Term Notes - 4.95%
Hewlett-Packard Co. 5.33%-5.42% due 9/23-10/25/96                  104,757     103,682    .72
International Lease Finance Corp. 5.27%-5.47%
 due 8/14-10/8/96                                                   90,600      90,107    .62
Walt Disney Co. 5.26%-5.32% due 8/16-9/18/96                        70,400      70,043    .48
Lucent Technologies Inc. 5.28%-5.38% due 8/2-8/28/96                52,500      52,368    .36
Weyerhaeuser Co. 5.27%-5.38% due 8/14-9/17/96                       50,000      49,727    .34
American Express Credit Corp. 5.29%-5.33%
 due 8/1-9/16/96                                                    43,400      43,257    .30
Ameritech Corp. 5.26%-5.36% due 8/13-8/29/96 (1)                    43,400      43,248    .30
National Rural Utilities Cooperative Finance Corp.
 5.35%-5.39% due 8/23-10/02/96                                      40,000      39,801    .28
J.C. Penney Funding Corp. 5.34%-5.40% due 8/29-10/11/96             39,300      38,966    .27
E.I. du Pont de Nemours and Co. 5.27% due 8/7/96 (1)                30,000      29,969
E.I. du Pont de Nemours and Co. 5.35% due 9/4/96                     5,000       4,974    .24
CIT Group Holdings, Inc. 5.31%-5.35% due 8/1-9/19/96                32,500      32,355    .22
Beneficial Corp. 5.35% due 8/15/96                                  30,000      29,933    .21
A.I. Credit Corp. 5.27% due 8/12/96                                 20,000      19,964    .14
BellSouth Telecommunications, Inc. 5.34% due 8/13/96                14,900      14,871    .10
AT&T Corp. 5.27%-5.35% due 8/6-8/26/96                              13,700      13,671    .09
American Brands, Inc. 5.47% due 10/1/96                             10,000       9,906    .07
Eli Lilly and Co. 5.42% due 10/7/96                                  9,900       9,798    .07
Xerox Corp. 5.36% due 10/11/96                                       8,600       8,507    .06
Southwestern Bell Telephone Co. 5.40% due 10/15/96                   7,500       7,414    .05
Monsanto Co. 5.38% due 9/20/96                                       4,200       4,168    .03
                                                                              --------  -----
                                                                               716,729   4.95
                                                                              --------  -----


Certificates of Deposit - 0.21%
Mellon Bank Corp. 5.35% due 8/6/96                                  30,000      30,000    .21
                                                                              --------  -----


Federal Agency Short-Term Obligations - 0.51%
Federal National Mortgage Assn.
 5.21%-5.35% due 8/8-10/30/96                                       44,550      44,262    .31
Federal Home Loan Mortgage Corp. 5.21% due 8/16/96                  23,000      22,946    .16
Federal Home Loan Bank 5.35% due 10/28/96                            6,500       6,414    .04
                                                                              --------  -----
                                                                                73,622    .51
                                                                              --------  -----

TOTAL SHORT-TERM SECURITIES (cost: $820,392,000)                               820,351   5.67
                                                                              --------  -----
TOTAL INVESTMENT SECURITIES (cost: $12,944,090,000)                         14,350,211  99.25

Excess of cash and receivables over payables                                   108,953    .75
                                                                              --------  -----
NET ASSETS                                                                 $14,459,164 ######
                                                                              ========  =====

(1)  Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
(2) The fund owns 5.18% and 5.85% of the outstanding voting securities of Ohio Casualty and English China Clays, respectively, which represent investments in an affiliate as defined in the Investment Company Act of 1940.
(3)  Non-income-producing securities.
(4) Valued under procedures established by the Board of Directors.
(5) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
(6)  Coupon rates may change periodically.
(7) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.
(8) Represents an inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.


See Notes to Financial Statements



The Income Fund of America
Financial Statements
-----------------------------------------          --------- ------------------
Statement of Assets and Liabilities                                (dollars in
July 31, 1996                                                       thousands)
----------------------------------------           --------- ------------------
ASSETS:
Investment securities at market
 (cost: $12,944,090)                                               $14,350,211
Cash                                                                     4,819
Receivables for-
 Sales of investments                               $ 72,536
 Sales of fund's shares                               13,807
 Dividends and accrued interest                      128,072           214,415
                                                   --------- ------------------
                                                                    14,569,445
LIABILITIES:
Payables for-
 Purchases of investments                             63,447
 Repurchases of fund's shares                         37,847
 Management services                                   3,902
 Accrued expenses                                      5,085           110,281
                                                   --------- ------------------
NET ASSETS AT JULY 31, 1996-
 Equivalent to $15.89 per share on
 909,913,014 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,200,000,000 shares)                              $14,459,164
                                                             =================



Statement of Operations                                            (dollars in
for the year ended July 31, 1996                                    thousands)
-----------------------------------------          --------- ------------------
INVESTMENT INCOME:
Income:
 Dividends                                        $  328,343
 Interest                                            524,572        $  852,915
                                                   ---------
Expenses:
 Management services fee                              42,065
 Distribution expenses                                31,409
 Transfer agent fee                                    8,735
 Reports to shareholders                                 879
 Registration statement and
  prospectus                                             426
 Postage, stationery and supplies                      1,701
 Directors' fees                                         149
 Auditing and legal fees                                  58
 Custodian fee                                           312
 Taxes other than federal income tax                       2
 Other expenses                                          120            85,856
                                                   ---------  ----------------
 Net investment income                                                 767,059
                                                             -----------------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
 Net realized gain                                                     630,886
 Net increase in unrealized appreciation on
  investments                                                          276,975
  Net realized gain and unrealized                           -----------------
  appreciation on investments                                          907,861
                                                              ----------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                    $1,674,920
                                                              ================
----------------------------------------                      ----------------
Statement of Changes in Net Assets                                 (dollars in
                                                                    thousands)
-----------------------------------------                    ------------------
                                           Year ended July 31
                                           -----------------
                                                        1996              1995
                                           -----------------  ----------------
OPERATIONS:
Net investment income                            $   767,059       $   680,297
Net realized gain on investments                     630,886            50,302
Net increase in unrealized appreciation
 on investments                                      276,975           994,833
                                                   ---------         ---------
 Net increase in net assets
  resulting from operations                        1,674,920         1,725,432
                                                   ---------         ---------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income                (718,292)         (598,609)
Distributions from net realized
 gain on investments                                (152,790)          (47,119)
                                                   ---------         ---------
 Total dividends and distributions                  (871,082)         (645,728)
                                                   ---------         ---------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 143,040,894 and 118,485,003
 shares, respectively                              2,275,579         1,645,595
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 46,413,197 and 42,687,032
 shares, respectively                                734,433           586,118
Cost of shares repurchased:
 103,371,820 and 112,581,008
 shares, respectively                             (1,644,843)       (1,558,083)
                                                   ---------         ---------
 Net increase in net assets
  resulting from capital share
  transactions                                     1,365,169           673,630
                                                   ---------         ---------
TOTAL INCREASE IN NET ASSETS                       2,169,007         1,753,334

NET ASSETS:
Beginning of year                                 12,290,157        10,536,823
                                                   ---------         ---------
End of year (including undistributed
 net investment income: $159,002
 and $110,419, respectively)                     $14,459,164       $12,290,157
                                                 ===========       ===========




See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last-reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

  Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

  Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $312,000 includes $248,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $1,406,195,000, of which $1,661,133,000 related to appreciated securities and $254,938,000 related to depreciated securities. During the year ended July 31, 1996, the fund realized, on a tax basis, a net capital gain of $631,096,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $12,944,016,000 at July 31, 1996.

3. The fee of $42,065,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; 0.15% of such assets in excess of $8 billion but not exceeding $13 billion; 0.147% of such assets in excess of $13 billion; plus 2.25% of monthly gross investment income.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1996, distribution expenses under the Plan were $31,409,000. As of July 31, 1996, accrued and unpaid distribution expenses were $4,779,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,735,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $11,114,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1996, aggregate amounts deferred and earnings thereon were $213,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1996, accumulated undistributed net realized gain on investments was $525,840,000 and additional paid-in capital was $11,458,261,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $5,557,992,000 and $4,871,034,000, respectively, during the year ended July 31, 1996.

  Net realized currency losses on dividends and withholding taxes reclaimable were $26,000 for the year ended July 31, 1996.

  The fund reclassified $184,000 from undistributed net investment income to undistributed net realized gains for the year ended July 31, 1996.

Per-Share Data and Ratios


                                Year ended July 31
                                             1996   1995   1994   1993   1992
                                          ------- ----------------------------
Net Asset Value, Beginning of
 Year                                      $14.92 $13.59 $14.47 $13.94 $12.54
                                          ------- ----------------------------
 Income from Investment
  Operations:
  Net investment income                       .87    .85    .83    .85    .85
  Net realized and unrealized
   gain (loss) on investments                1.11   1.29   (.53)   .74   1.48
                                          ------- ----------------------------
   Total income from
 investment operations                       1.98   2.14    .30   1.59   2.33
                                          ------- ----------------------------
 Less Distributions:
  Dividends from net investment
 income                                      (.83)  (.75)  (.83)  (.84)  (.85)
  Distributions from net
 realized gains                              (.18)  (.06)  (.35)  (.22)  (.08)
                                          ------- ----------------------------
   Total distributions                      (1.01)  (.81) (1.18) (1.06)  (.93)
                                          ------- ----------------------------
Net Asset Value, End of Year               $15.89 $14.92 $13.59 $14.47 $13.94
                                          ======= ============================

Total Return1                               13.46% 16.42%  1.98% 11.88% 19.16%


Ratios/Supplemental Data:
  Net assets, end of year  (in
 millions)                                 $14,459 $12,290 $10,537  $9,045 $5,121
  Ratio of expenses to average
 net assets                                  .62%    .65%   .63%   .62%   .66%
  Ratio of net income to average
 net assets                                 5.56%   6.12%  5.92%  6.05%  6.40%
  Portfolio turnover rate                   37.77% 26.26% 26.42% 29.18% 22.71%




1Calculated without
 deducting a sales charge.
 The maximum sales charge is
 5.75% of the fund's offering
 price.


Independent Auditors' Report
To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc., including the schedule of portfolio investments as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of the Income Fund of America, Inc. as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
August 30, 1996

Tax Information (unaudited)

  We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:
Dividends and Distributions per Share

To Shareholders of Record   Payment Date            From Net Investment Income   From Net Realized Short-Term Gains   From Net

                                                                               Realized  Long-Term Gains

September 22, 1995      September 25, 1995      $0.20           -              -

December 26, 1995       December 27, 1995       0.23            -              $0.18

March 22, 1996          March 25, 1996          0.20            -              -

June 21, 1996           June 24, 1996           0.20            -              -


  Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 40% of the dividends paid by the fund from net investment income represent qualifying dividends.

  Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

  Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 15% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

  SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.